EXHIBIT 99.1
LETTER OF TRANSMITTAL
Rural Cellular Corporation
Offer to Exchange its Registered Series B
8 1/4% Senior Secured Notes due 2012
for any and all of its Outstanding Series A
8 1/4% Senior Secured Notes due 2012
Pursuant to the Prospectus, dated                        , 2006.
THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                         , 2006, UNLESS EXTENDED (SUCH TIME AND DATE, AS SO EXTENDED, THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M. ON THE EXPIRATION DATE.
The exchange agent for the exchange offer is:
U.S. BANK NATIONAL ASSOCIATION
By Registered or Certified Mail;
By Overnight Courier; or by Hand:
U.S. Bank National Association
60 Livingston Avenue
St. Paul, MN 55107
Attention: Specialized Finance Department
or
100 Wall Street, Suite 1600
New York, NY 10005
Attention: Specialized Finance Department
By Facsimile: 651-495-8158
Telephone: 800-934-6802
      Delivery of this Letter of Transmittal to an address other than as set forth above, or transmission of instructions via a facsimile number other than the one listed above, will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.
      The undersigned acknowledges that he or she has received the Prospectus, dated                     , 2006 (the “Prospectus”), of Rural Cellular Corporation, a Minnesota corporation (the “Company”), and this Letter of Transmittal (this “Letter”) which, together with the Prospectus, constitutes the Company’s offer (the “Exchange Offer”) to exchange an aggregate principal amount at maturity of $160,000,000 of 8 1/4% Senior Secured Notes Due 2012 (the “New Notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement of which the Prospectus is a part, for an equal principal amount of the Company’s outstanding 8 1/4 % Senior Secured Notes Due 2012 (the “Old Notes”). Capitalized terms used but not defined in this letter shall have the meaning given to them in the Prospectus, as it may be amended or supplemented.
      For each Old Note accepted for exchange, the holder of such Old Note will receive a New Note having a principal amount at maturity equal to that of the surrendered Old Note. The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term “Expiration Date” shall mean the latest time and date to which the Exchange Offer is extended. In order to extend the Expiration Date, the Company will notify the Exchange Agent of any extension by oral or written notice and will mail to the record holders of Old Notes an announcement thereof, each prior to 9:00 a.m., New York City Time, on the next business day after the previously scheduled Expiration Date. Such announcement may state that the Company is extending the Exchange Offer for a specified period of time.
      This Letter is to be completed by holders of Old Notes if (i) certificates of the Old Notes are to be forwarded herewith or (ii) delivery of Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the “Book-Entry Transfer Facility”) pursuant to the procedures set forth in “The Exchange Offer” section of the Prospectus. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange Agent’s account at the Book-Entry Transfer Facility (a “Book-Entry Confirmation”) and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes in accordance with the guaranteed delivery procedures set forth in “The Exchange Offer — Guaranteed Delivery Procedures” section of the Prospectus. See Instruction 1.
      Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.
      The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this Letter in its entirety.
      List below the Old Notes to which this Letter relates. The name(s) and address(es) of the registered holder(s) of the Old Notes tendered hereby should be printed below, if they are not already set forth below, as they appear on the certificates representing such Old Notes. The certificate number(s) and the principal amount of Old Notes that the undersigned wishes to tender should be indicated in the appropriate boxes below. If the space below is inadequate, the certificate numbers and principal amount of Old Notes should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF OLD NOTES

Aggregate
Name(s) and Addresses of Registered	Certificate	Principal Amount	Principal Amount
Holder(s) (Please Fill In, if blank)	Number(s)(1)	of Old Note(s)	Tendered (2)

Total

(1) Need not be completed if Old Notes are being tendered by book-entry transfer.

(2) Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Notes represented by the Old Notes indicated in column 2. See Instruction 2. Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

See Instruction 1.

☐	CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:
Name of Tendering Institution

Account Number

Transaction Code Number

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (For use by Eligible Institutions Only)
Name(s) of Registered Old Note Holder(s)

Window Ticket Number (if any)

Date of Execution of Notice of Guaranteed Delivery

Name of Institution which Guaranteed Delivery

If Delivered by Book-Entry Transfer, Complete the Following:
Account Number

Transaction Code Number

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENT OR SUPPLEMENTS THERETO.
Name:

Address:

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
Ladies and Gentlemen:
      Upon the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered in accordance with this Letter, the undersigned hereby irrevocably sells, assigns and transfers to, or upon the order of, the Company all rights, title and interest in and to the Old Notes tendered hereby.
      The undersigned hereby irrevocably constitutes and appoints the exchange agent as its agent and attorney-in-fact, with full knowledge that the exchange agent is also acting as agent of the Company in connection with the Exchange Offer and as trustee under the indenture governing the Old Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (1) deliver certificates representing such Old Notes, together with all accompanying evidences of transfer and authenticity, to or upon the order of the Company upon receipt by the exchange agent, as the undersigned’s agent, of the New Notes to be issued in exchange for such Old Notes, (2) present certificates for such Old Notes for transfer and to transfer the Old Notes on the books of the Company, and (3) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer.
      The undersigned hereby represents and warrants that (i) the undersigned is the owner of the Old Notes tendered hereby, (ii) the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Old Notes tendered hereby and (iii) the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company.
      The undersigned understands that tenders of the Old Notes pursuant to one of the procedures described in “The Exchange Offer—Procedures for Tendering” in the Prospectus and in the instructions accompanying this Letter will, upon the Company’s acceptance for exchange of such tendered Old Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer and that the tendering holder will be deemed to have waived the right to receive any payment in respect of interest or otherwise on such Old Notes accrued up to the date of issuance of the New Notes. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Old Notes tendered hereby.
      By tendering Old Notes and executing this Letter, the undersigned hereby represents and agrees that it:

•	is not an “affiliate,” as defined under the Securities Act of 1933, or the Securities Act, of the Company;

•	is acquiring the New Notes in the ordinary course of business;

•	is not engaged in, does not intend to engage in, and has no arrangement or understanding with any person to participate in a “distribution,” as defined under the Securities Act, of the New Notes; and

•	is not acting on behalf of any person who could not truthfully make the foregoing representations.
      If any of the above conditions is not satisfied or the undersigned acquired its Old Notes to be exchanged for New Notes in the Exchange Offer directly from the Company or any affiliate thereof, it must acknowledge and agree that it:

•	may not, under the Securities and Exchange Commission, or the SEC, policy as in effect on July 1, 2003, rely on the position of the SEC enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the SEC’s letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters and

•	must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction and that such a secondary resale transaction must be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K.

      Any broker-dealer that receives New Notes for its own account in exchange for Old Notes may be deemed to be an “underwriter” within the meaning of the Securities Act. Each broker-dealer that receives New Notes for its own account in exchange for Old Notes must represent that the Old Notes to be exchanged for the New Notes were acquired by it as a result of marketmaking activities or other trading activities (and not acquired directly from the Company or any of its affiliates) and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of the New Notes; however, by so acknowledging and by delivering a prospectus, the participating broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.
      The Company has agreed that during the period ending on the earlier of (1) one year from the date on which the Exchange Offer is consummated, subject to extension in limited circumstances, and (2) the date on which all transfer restricted securities covered by the Exchange Offer registration statement have been sold pursuant thereto, it will use commercially reasonable efforts to keep the Exchange Offer registration statement effective to the extent necessary to ensure that the Prospectus is available for sales of the New Notes by participating broker-dealers.
      The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in “The Exchange Offer — Withdrawal of Tenders” section of the Prospectus. The undersigned agrees to all of the terms and conditions of the Exchange Offer.
      Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, please deliver the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled “Description of Old Notes.”

      THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF OLD NOTES” ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.
SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 3 and 4)
      To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes are to be issued in the name of and sent to someone other than the person(s) whose signature(s) appear(s) on this Letter above, or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.
Issue New Notes and/or Old Notes to:
Name(s)

(Please type or print)

(Please type or print)
Address

(Zip Code)
(Complete accompanying Substitute Form W-9)*

☐	Credit unexchanged Old Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

Book-Entry Transfer Facility
Account Number (if Applicable)
SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 3 and 4)
      To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes are to be sent to someone other than the person(s) whose signature(s) appear(s) on this Letter above or to such person or persons at an address other than shown in the box entitled “Description of Old Notes” on this Letter above.
Mail New Notes and/or Old Notes to:
Name(s)

(Please type or print)

(Please type or print)
Address

(Zip Code)

     IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.
PLEASE SIGN HERE
(TO BE COMPLETED BY ALL TENDERING HOLDERS)
(Complete Accompanying Substitute Form W-9 Below)

Dated:			, 2006
	(Signature of Owner)	(Date)

, 2006
	(Signature of Owner)	(Date)

, 2006
	(Signature of Owner)	(Date)
Area Code and Telephone Number:

      If a holder is tendering any Old Notes, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificates for the Old Notes or by a Person(s) authorized to become a registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.
Name(s):

(Please type or print)
Capacity:

Address:

(Including zip code)
SIGNATURE GUARANTEE
(If required by Instruction 3)
Signature(s) Guaranteed
by an Eligible Institution

(Authorized Signature)

(Title)

(Name of Firm)
Dated:

INSTRUCTIONS
      Forming Part of the Terms and Conditions of the Offer to Exchange Registered Series B 8 1/4% Senior Secured Notes Due 2012 for any and all outstanding Series A 8 1/4 % Senior Secured Notes Due 2012 of Rural Cellular Corporation.
1.     Delivery of This Letter and Old Notes; Guaranteed Delivery Procedures.
      This Letter is to be completed by holders of Old Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry set forth in “The Exchange Offer-Book — Entry Transfer” section of the Prospectus. Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof.
      Holders of Old Notes whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in “The Exchange Offer — Guaranteed Delivery Procedures” section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within five business days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Notes, or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Old Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, are received by the Exchange Agent within five business days after the date of execution of the Notice of Guaranteed Delivery.
      The method of delivery of this Letter, the Old Notes and all other required documents is at the election and risk of tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old Notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City Time, on the Expiration Date.
      See “The Exchange Offer” section of the Prospectus.
2.     Partial Tenders (not applicable to holders of Old Notes who tender by book-entry transfer).
      If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the box above entitled “Description of Old Notes — Principal Amount Tendered” A reissued certificate representing the balance of nontendered Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.
3.     Signatures on this Letter; Bond Powers and Endorsements; Guarantee of Signatures.
      If this Letter is signed by the registered holder of the Old Notes tendered hereby, the signature must correspond with the name as written on the face of the certificates without any change whatsoever.
      If any tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter.
      If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

      When this Letter is signed by the registered holder of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificates must be guaranteed by an Eligible Institution.
      If this Letter is signed by a person other than the registered holder of any certificates specified herein, such certificates must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name of the registered holder appears on the certificates and the signatures on such certificates must be guaranteed by an Eligible Institution.
      If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorney-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.
      Endorsements on certificates for Old Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States (an “Eligible Institution”).
      Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Old Notes are tendered: (i) by a registered holder of Old Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Old Notes) tendered who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter or (ii) for the account of an Eligible Institution.
4.     Special Issuance and Delivery Instructions.
      Tendering holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. A holder of Old Notes tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder of Old Notes may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name and address of the person signing this Letter.
5.     Tax Identification Number.
      Federal income tax law generally requires that a tendering holder whose old Notes are accepted for exchange must provide the Company (as payor) with such holder’s correct Taxpayer Identification Number (“TIN”) on Substitute Form W-9 below, which, in the case of a tendering holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery of New Notes to such tendering holder may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.
      Exempt holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the “W-9 Guidelines”) for additional instructions.
      To prevent backup withholding, each tendering holder of Old Notes must provide its correct TIN by completing the “Substitute Form W-9” set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Old Notes is a nonresident, alien or foreign entity not subject to backup withholding, such holder must give the Company a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Old Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write “applied for” in lieu of its TIN. Note: checking this box and writing “applied for” on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Company within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Company.
6.     Transfer Taxes.
      The Company will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.
      Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Notes specified in this Letter.
7.     Waiver of Conditions.
      The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.
8.     No Conditional Tenders.
      No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.
      Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.
9.     Mutilated, Lost, Stolen or Destroyed Old Notes.
      Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.
10.     Requests for Assistance or Additional Copies.
      Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.

TO BE COMPLETED BY ALL TENDERING HOLDERS
(See Instruction 5)

PAYOR’S NAME: Rural Cellular Corporation

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	TIN: Social Security Number OR Employer Identification Number

Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification	Part 2 — TIN Applied for [ ]

CERTIFICATION: UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:

 (1) The number shown on this form in my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);

 (2) I am not subject to backup withholding either because: (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest and/or dividends, or (c) I have been notified by the IRS that I am no longer subject to backup withholding; and

(3) any other information provided on this form is true and correct.

Signature	Date

     You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
THE BOX IN PART 2 OF SUBSTITUTE FORM W-9
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Officer or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature	Date

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9
GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER FOR THE PAYEE (YOU) TO GIVE THE PAYOR. Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the Payor. All “Section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

FOR THIS TYPE OF ACCOUNT:
GIVE THE
SOCIAL SECURITY
NUMBER OF —

1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship	The owner(3)

6.	A valid trust, estate, or pension trust	The legal entity(4)
7.	Corporate	The corporation
8.	Association, club, religious, charitable, educational, or other tax-exempt organization account	The organization
9.	Partnership	The partnership
10.	A broker or registered nominee	The broker or nominee
11.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

1.	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
2.	Circle the minor’s name and furnish the minor’s social security number.
3.	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or your employer identification number (if you have one).
4.	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:	IF NO NAME IS CIRCLED WHEN THERE IS MORE THAN ONE NAME, THE NUMBER WILL BE CONSIDERED TO BE THAT OF THE FIRST NAME LISTED.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9
OBTAINING A NUMBER
If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Card, at the local Social Security Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1-800-TAX-FORM, and apply for a number.
PAYEES EXEMPT FROM BACKUP WITHHOLDING PAYEES SPECIFICALLY EXEMPTED FROM WITHHOLDING INCLUDE:

•	An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).
•	The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.
•	An international organization or any agency or instrumentality thereof.
•	A foreign government and any political subdivision, agency or instrumentality thereof.
OTHER PAYEES THAT MAY BE EXEMPT FROM BACKUP WITHHOLDING INCLUDE:

•	A corporation.
•	A financial institution.
•	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.
•	A real estate investment trust.
•	A common trust fund operated by a bank under Section 584(a).
•	An entity registered at all times during the tax year under the Investment Company Act of 1940.
•	A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.
•	A futures commission merchant registered with the Commodity Futures Trading Commission.
•	A foreign central bank of issue.
PAYMENTS OF DIVIDENDS AND PATRONAGE DIVIDENDS GENERALLY EXEMPT FROM BACKUP WITHHOLDING INCLUDE:

•	Payments to nonresident aliens subject to withholding under Section 1441.
•	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.
•	Payments of patronage dividends not paid in money.
•	Payments made by certain foreign organizations.
•	Section 404(k) payments made by an ESOP.
PAYMENTS OF INTEREST GENERALLY EXEMPT FROM BACKUP WITHHOLDING INCLUDE:

•	Payments of interest on obligations issued by individuals. NOTE: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the Payor.
•	Payments of tax-exempt interest (including exempt-interest dividends under Section 852).
•	Payments described in Section 6049(b)(5) to nonresident aliens.
•	Payments on tax-free covenant bonds under Section 1451.
•	Payments made by certain foreign organizations.
•	Mortgage interest paid to you.
  Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.
EXEMPT PAYEES DESCRIBED ABOVE MUST FILE FORM W-9 OR A SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYOR, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” IN PART II OF THE FORM, AND RETURN IT TO THE PAYOR. IF THE PAYMENTS ARE OF INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.
PRIVACY ACT NOTICE. Section 6109 requires you to provide your correct taxpayer identification number to payors, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payors must be given the numbers whether or not recipients are required to file tax returns. Payors must generally withhold as much as 30% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a Payor. Certain penalties may also apply.
PENALTIES
(1) FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. If you fail to furnish your taxpayer identification number to a Payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.
(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.